As filed with the Securities and Exchange Commission on June 10, 2011

File No. 333-173549

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DineEquity, Inc.

(Exact name of registrant as specified in its charter)

Delaware	6794	95-3038279
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

SEE TABLE OF ADDITIONAL REGISTRANTS BELOW

450 North Brand Boulevard

Glendale, California 91203-1903

(818) 240-6055

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Bryan R. Adel

Senior Vice President, Legal, General Counsel and Secretary

DineEquity, Inc.

450 North Brand Boulevard,

Glendale, California 91203-1903

(818) 240-6055

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications to:

Rodrigo Guerra, Jr., Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, Suite 3400

Los Angeles, California 90071

(213) 687-5000

(213) 687-5600 (facsimile)

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “larger accelerated filer,” “accelerated filer” and “smaller reporting company” in
Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross Border Third-Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per security	Proposed maximum aggregate offering price	Amount of registration fee
9.5% Senior Notes due 2018	$792,750,000	100%	$792,750,000(1)	$92,038.28
Guarantees related to the 9.5% Senior Notes due 2018	N/A	N/A	N/A	N/A(2)
Total	$792,750,000	N/A	N/A	$92,038.28(3)

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(f) promulgated under the Securities Act of 1933, as amended.
(2)	Pursuant to Rule 457(n) promulgated under the Securities Act of 1933, as amended, no additional fee is being paid in respect of the Guarantees. The Guarantees are not traded separately from the Notes.
(3)	Registration fee was previously paid.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Name of Additional Registrant*	State or Other Jurisdiction of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
International House of Pancakes, LLC(1)	Delaware	5812	95-2054061
IHOP Franchise Company, LLC(1)	Delaware	5812	80-0317698
IHOP Franchising, LLC(1)	Delaware	5812	35-2287120
IHOP Holdings, LLC(1)	Delaware	5812	38-3749313
IHOP IP, LLC(1)	Delaware	5812	37-1534892
IHOP Property Leasing, LLC(1)	Delaware	5812	32-0190569
IHOP Property Leasing II, LLC(1)	Delaware	5812	80-0392606
IHOP Properties, LLC(1)	Delaware	5812	95-2584985
IHOP Real Estate, LLC(1)	Delaware	5812	36-4600092
IHOP TPGC, LLC(1)	Ohio	5812	80-0392596
ACM Cards, Inc.(2)	Florida	5812	48-1251814
Applebee’s UK, LLC(2)	Kansas	5812	48-1251813
Applebee’s Enterprises LLC(2)	Delaware	5812	26-0783903
Applebee’s Franchising LLC(2)	Delaware	5812	26-0784723
Applebee’s Holdings II Corp.(2)	Delaware	5812	26-1136301
Applebee’s Holdings, LLC(2)	Delaware	5812	26-0783860
Applebee’s IP LLC(2)	Delaware	5812	26-0784780
Applebee’s International, Inc.(3)	Delaware	5812	43-1461763
Applebee’s Restaurants Kansas LLC(2)	Kansas	5812	26-0785449
Applebee’s Restaurants Mid-Atlantic LLC(2)	Delaware	5812	26-0785409
Applebee’s Restaurants North LLC(2)	Delaware	5812	26-0784825
Applebee’s Restaurants Texas LLC(2)	Texas	5812	26-0786153
Applebee’s Restaurants Vermont, Inc. (2)	Vermont	5812	26-0786315
Applebee’s Restaurants, Inc.(2)	Kansas	5812	26-0786267
Applebee’s Restaurants West LLC(2)	Delaware	5812	26-0784870
Applebee’s Services, Inc.(2)	Kansas	5812	48-1142588
Neighborhood Insurance, Inc.(2)	Vermont	5812	55-0800043

*	The 9.5% Senior Notes due 2018 were issued by DineEquity, Inc. The additional registrants are guarantors.
(1)	The address and telephone number of each of these additional registrant guarantors’ principal executive offices is the same as DineEquity, Inc.
(2)	The address and telephone number of each of these additional registrant guarantors’ principal executive offices is c/o Applebee’s Services, Inc., 11201 Renner Boulevard, Lenexa, Kansas 66219, (913) 890-0100.
(3)	The address and telephone number of Applebee’s International, Inc.’s principal executive offices is 4551 W. 107th Street, Suite 100, Overland Parks, Kansas 66207, (913) 967-4000.

EXPLANATORY NOTE

This Amendment No. 2 is being filed for the purpose of refiling Exhibits 5.1, 5.2, 5.3, 5.4, 5.5 and 23.1 to the Registration Statement (Registration No. 333-173549), and no changes or additions are being made hereby to the Prospectus constituting Part I of the Registration Statement or to Items 20 or 22 of Part II of the Registration Statement. Accordingly, such Prospectus and Items 20 and 22 of Part II have not been included herein.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item	21. Exhibits and Financial Statement Schedules.

See the “Index of Exhibits” following the signature pages hereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

DINEEQUITY, INC.

BY:	/s/ John F. Tierney
Name:	John F. Tierney
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	June 10, 2011

* Richard J. Dahl	Director	June 10, 2011

* Howard M. Berk	Director	June 10, 2011

* Daniel J. Brestle	Director	June 10, 2011

* H. Frederick Christie	Director	June 10, 2011

* Michael S. Gordon	Director	June 10, 2011

* Larry Alan Kay	Director	June 10, 2011

* Caroline W. Nahas	Director	June 10, 2011

* Gilbert T. Ray	Director	June 10, 2011

* Patrick W. Rose	Director	June 10, 2011

Signature	Title	Date

/s/ John F. Tierney John F. Tierney	Chief Financial Officer (Principal Financial Officer)	June 10, 2011

* Greggory Kalvin	Senior Vice President, Corporate Controller (Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

INTERNATIONAL HOUSE OF PANCAKES, LLC

By:	DINEEQUITY, INC., as its sole member

BY:	/s/ John F. Tierney
Name:	John F. Tierney
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Chief Executive Officer (Principal Executive Officer) Chairman of the Board and Chief Executive Officer of DineEquity, Inc.	June 10, 2011

* Michael J. Mendelsohn	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

* Richard J. Dahl	Director of DineEquity, Inc.	June 10, 2011

* Howard M. Berk	Director of DineEquity, Inc.	June 10, 2011

* Daniel J. Brestle	Director of DineEquity, Inc.	June 10, 2011

* H. Frederick Christie	Director of DineEquity, Inc.	June 10, 2011

* Michael S. Gordon	Director of DineEquity, Inc.	June 10, 2011

* Larry Alan Kay	Director of DineEquity, Inc.	June 10, 2011

* Caroline W. Nahas	Director of DineEquity, Inc.	June 10, 2011

Signature	Title	Date

* Gilbert T. Ray	Director of DineEquity, Inc.	June 10, 2011

* Patrick W. Rose	Director of DineEquity, Inc.	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

IHOP PROPERTY LEASING II, LLC

By:	INTERNATIONAL HOUSE OF PANCAKES, LLC, as its sole member

BY:	DINEEQUITY, INC., as its sole member

BY:	/s/ John F. Tierney
Name:	John F. Tierney
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Chief Executive Officer (Principal Executive Officer) Chairman of the Board and Chief Executive Officer of DineEquity, Inc.	June 10, 2011

* Michael J. Mendelsohn	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

* Richard J. Dahl	Director of DineEquity, Inc.	June 10, 2011

* Howard M. Berk	Director of DineEquity, Inc.	June 10, 2011

* Daniel J. Brestle	Director of DineEquity, Inc.	June 10, 2011

* H. Frederick Christie	Director of DineEquity, Inc.	June 10, 2011

* Michael S. Gordon	Director of DineEquity, Inc.	June 10, 2011

* Larry Alan Kay	Director of DineEquity, Inc.	June 10, 2011

Signature	Title	Date

* Caroline W. Nahas	Director of DineEquity, Inc.	June 10, 2011

* Gilbert T. Ray	Director of DineEquity, Inc.	June 10, 2011

* Patrick W. Rose	Director of DineEquity, Inc.	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

IHOP FRANCHISE COMPANY, LLC

By:	/s/ Michael J. Mendelsohn
Name:	Michael J. Mendelsohn
Title:	Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Manager and Chief Executive Officer (Principal Executive Officer)	June 10, 2011

* Michael J. Mendelsohn	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

/s/ John F. Tierney John F. Tierney	Manager	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

IHOP FRANCHISING, LLC

BY:	/s/ Michael J. Mendelsohn
Name:	Michael J. Mendelsohn
Title:	Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Manager and Chief Executive Officer (Principal Executive Officer)	June 10, 2011

* Michael J. Mendelsohn	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

/s/ John F. Tierney John F. Tierney	Manager	June 10, 2011

* Bryan R. Adel	Manager	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

IHOP HOLDINGS, LLC

BY:	/s/ Michael J. Mendelsohn
Name:	Michael J. Mendelsohn
Title:	Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Manager and Chief Executive Officer (Principal Executive Officer)	June 10, 2011

* Michael J. Mendelsohn	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

/s/ John F. Tierney John F. Tierney	Manager	June 10, 2011

* Bryan R. Adel	Manager	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

IHOP IP, LLC

BY:	/s/ Michael J. Mendelsohn
Name:	Michael J. Mendelsohn
Title:	Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Manager and Chief Executive Officer (Principal Executive Officer)	June 10, 2011

* Michael J. Mendelsohn	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

/s/ John F. Tierney John F. Tierney	Manager	June 10, 2011

* Bryan R. Adel	Manager	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

IHOP PROPERTY LEASING, LLC

BY:	/s/ Michael J. Mendelsohn
Name:	Michael J. Mendelsohn
Title:	Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Manager and Chief Executive Officer (Principal Executive Officer)	June 10, 2011

* Michael J. Mendelsohn	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

/s/ John F. Tierney John F. Tierney	Manager	June 10, 2011

* Bryan R. Adel	Manager	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

IHOP PROPERTIES, LLC

BY:	/s/ Julia A. Stewart
Name:	Julia A. Stewart
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Manager and President (Principal Executive Officer)	June 10, 2011

/s/ John F. Tierney John F. Tierney	Manager and Vice President (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

* Bryan R. Adel	Manager and Vice President	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

IHOP REAL ESTATE, LLC

BY:	/s/ Michael J. Mendelsohn
Name:	Michael J. Mendelsohn
Title:	Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Manager and Chief Executive Officer (Principal Executive Officer)	June 10, 2011

* Michael J. Mendelsohn	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

/s/ John F. Tierney John F. Tierney	Manager	June 10, 2011

* Bryan R. Adel	Manager	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

IHOP TPGC, LLC

BY:	/s/ Michael J. Mendelsohn
Name:	Michael J. Mendelsohn
Title:	Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Manager	June 10, 2011

* Michael J. Mendelsohn	Manager	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

ACM CARDS, INC.

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Beverly O. Elving	Director and President (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Director and Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

* Samuel M. Rothschild	Director	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S UK, LLC

By:	APPLEBEE’S INTERNATIONAL, INC., as its sole member

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Philip R. Crimmins, Sr.	President (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

* Julia A. Stewart	Sole Director and Chief Executive Officer of Applebee’s International, Inc.	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S ENTERPRISES LLC

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael J. Archer	President (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Sole Manager and Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S FRANCHISING LLC

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Deputy General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Chief Executive Officer (Principal Executive Officer)	June 10, 2011

* Beverly O. Elving	Senior Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

* Rebecca R. Tilden	Sole Manager and Vice President, Secretary and Deputy General Counsel	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S HOLDINGS LLC

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Beverly O. Elving	President (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Sole Manager and Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S HOLDINGS II CORP.

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Beverly O. Elving	Sole Director and President (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S IP LLC

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Beverly O. Elving	President (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Sole Manager and Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S INTERNATIONAL, INC.

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Sole Director and Chief Executive Officer (Principal Executive Officer)	June 10, 2011

* Beverly O. Elving	Senior Vice President, Finance (Principal Financial Officer)	June 10, 2011

* Rebecca R. Tilden	Vice President, Secretary and Treasurer (Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S RESTAURANTS KANSAS LLC

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael J. Archer	President (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Sole Manager and Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S RESTAURANTS MID-ATLANTIC LLC

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael J. Archer	President (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Sole Manager and Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S RESTAURANTS NORTH LLC

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael J. Archer	Sole Manager and President (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S RESTAURANTS TEXAS LLC

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael J. Archer	President (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Sole Manager and Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S RESTAURANTS VERMONT, INC.

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Rebecca R. Tilden	Director and President, Vice President and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

* Eugene J. Ward, III	Director	June 10, 2011

* Guy L. Babb	Director	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S RESTAURANTS INC.

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael J. Archer	Sole Director and President (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S RESTAURANTS WEST LLC

By:	APPLEBEE’S ENTERPRISES LLC, as its sole member

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Michael J. Archer	President of Applebee’s Enterprises LLC (Principal Executive Officer)	June 10, 2011

* Rebecca R. Tilden	Sole Manager and Vice President, Secretary and Treasurer of Applebee’s Enterprises LLC (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

APPLEBEE’S SERVICES, INC.

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	Vice President, Secretary and Deputy General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Julia A. Stewart	Sole Director and Chief Executive Officer (Principal Executive Officer)	June 10, 2011

* Beverly O. Elving	Senior Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale, State of California, on June 10, 2011.

NEIGHBORHOOD INSURANCE, INC.

BY:	/s/ Rebecca R. Tilden
Name:	Rebecca R. Tilden
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Rebecca R. Tilden	President (Principal Executive Officer)	June 10, 2011

* Beverly O. Elving	Director and Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 10, 2011

* Russell French	Director and Vice President, Secretary	June 10, 2011

* David Guerino	Director	June 10, 2011

*By:	/s/ John F. Tierney
John F. Tierney
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit	Description

4.1	Indenture dated as of October 19, 2010, by and among DineEquity, Inc., the guarantors party thereto and Wells Fargo Bank, National Association (Exhibit 4.1 to DineEquity Inc.’s Current Report on Form 8-K, filed October 21, 2010 is incorporated herein by reference)

4.2	Form of 9.5% Senior Notes due 2018 (include in Exhibit 4.1)

5.1*	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

5.2*	Opinion of Richman Greer P.A.

5.3*	Opinion of Seigfreid, Bingham, Levy, Selzer & Gee, P.C.

5.4*	Opinion of Bricker & Eckler LLP

5.5*	Opinion of Gravel and Shea

10.1	Registration Rights Agreement dated as of October 19, 2010, by and among DineEquity, Inc., the guarantors thereto and Barclays Capital Inc. and Goldman, Sachs & Co., as representatives of the initial purchasers (Exhibit 10.1 to DineEquity Inc.’s Current Report on Form 8-K, filed October 21, 2010 is incorporated herein by reference)

12.1†	Computation of Ratio of Earnings to Fixed Charges

23.1*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

23.3	Consent of Richman Greer P.A. (included in Exhibit 5.2)

23.4	Consent of Seigfreid, Bingham, Levy, Selzer & Gee, P.C. (included in Exhibit 5.3)

23.5	Consent of Bricker & Eckler LLP (included in Exhibit 5.4)

23.6	Consent of Gravel and Shea (included in Exhibit 5.5)

24.1†	Power of Attorney

25.1†	Statement of Eligibility of Trustee on Form T-1

99.1†	Form of Letter of Transmitttal

99.2†	Form of Notice of Guaranteed Delivery

99.3†	Form of Letter to Clients

99.4†	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees

*	Filed herewith.
†	Previously filed.